SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2005

ACE SECURITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-123741	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant(s telephone number, including area code, is (704) 365-0569.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Mortgage Pool

On or about November 30, 2005, the Registrant will cause the issuance and sale of approximately $195,920,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD3 Asset Backed Pass-Through Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, Ocwen Loan Servicing, LLC as a servicer, Wells Fargo Bank, National Association as a servicer, Select Portfolio Servicing, Inc. as a servicer, Washington Mutual Bank as a servicer and HSBC Bank USA, National Association as trustee.

Computational Materials

Deutsche Bank Securities Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials (“Computational Materials”) in written form, which are in the nature of data tables.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99.1

Computational Materials (as defined in Item 8.01) that have been provided by the Underwriter to certain prospective purchasers of ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD3. The Computational Materials have been filed on paper pursuant to a continuing hardship exemption from certain electronic requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 8, 2005

ACE SECURITIES CORP.

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99.1	Computational Materials (as defined in Item 8.01) that have been provided by the Underwriter to certain prospective purchasers of ACE Securities Corp. Home Equity Loan Trust, Series 2005-SD3. The Computational Materials have been filed on paper pursuant to a continuing hardship exemption from certain electronic requirements.	6